Note 19 - Financial Instruments	12 Months Ended
Dec. 31, 2020
Notes to Financial Statements
Financial Instruments Disclosure [Text Block]
19.	Financial instruments

Concentration of credit risk
The Company is subject to credit risk with respect to its cash and cash equivalents, accounts receivable and other receivables. Concentrations of credit risk with respect to cash and cash equivalents are limited by the use of multiple large and reputable banks. Concentrations of credit risk with respect to the receivables are limited due to the large number of entities comprising the Company's customer base and their dispersion across many different service lines.

Interest rate risk
The Company maintains an interest rate risk management strategy that uses interest rate hedging contracts from time to time. The Company's specific goals are to: (i) manage interest rate sensitivity by modifying the characteristics of its debt and (ii) lower the long-term cost of its borrowed funds.

Foreign currency risk
Foreign currency risk is related to the portion of the Company's business transactions denominated in currencies other than U.S. dollars. A portion of revenue is generated by the Company's Canadian operations. The Company's head office expenses are incurred in Canadian dollars which is economically hedged by Canadian dollar denominated revenue.

Fair values of financial instruments
The following table provides the financial assets and liabilities carried at fair value measured on a recurring basis as of
December 31, 2020:

	Carrying value at	Fair value measurements
	December 31, 2020	Level 1	Level 2	Level 3

Contingent consideration liability	$24,128	$-	$-	$24,128
Interest rate swap liability	2,101	-	2,101	-

The Company has
one
interest rate swap in place to exchange the floating interest rate on
$100,000
of debt under its Credit Agreement for a fixed rate. The fair value of the interest rate swap liability was determined using widely accepted valuation techniques. The inputs to the measurement of the fair value of contingent consideration related to acquisitions are Level
3
inputs using a discounted cash flow model; significant model inputs were expected future operating cash flows (determined with reference to each specific acquired business) and discount rates (which range from
8%
to
10%
). The range of discount rates is attributable to level of risk related to economic growth factors combined with the length of the contingent payment periods; and the dispersion was driven by unique characteristics of the businesses acquired and the respective terms for these contingent payments. Within the range of discount rates, there is a data point concentration at
9%.
A
2%
increase in the weighted average discount rate would
not
have a significant impact on the fair value of the contingent consideration balance.

Balance, December 31, 2019	$14,423
Amounts recognized on acquisitions	13,259
Amounts recognized on acquisitions of management contracts	890
Fair value adjustments	(261)
Resolved and settled in cash	(4,664)
Other	481
Balance, December 31, 2020	$24,128

Less: current portion	$4,243
Non-current portion	$19,885

The carrying amounts for cash and cash equivalents, restricted cash, accounts receivable, accounts payable and accrued liabilities approximate fair values due to the short maturity of these instruments, unless otherwise indicated. The inputs to the measurement of the fair value of long term debt are Level
3
inputs. The fair value measurements were made using a net present value approach; significant model inputs were expected future cash outflows and discount rates (which range from
1.0%
to
1.5%
). The following are estimates of the fair values for other financial instruments:

	2020		2019
	Carrying	Fair	Carrying	Fair
	amount	value	amount	value

Other receivables	$4,170	$4,170	$4,033	$4,033
Long-term debt	589,604	604,091	766,623	779,279

Other receivables include notes receivable from non-controlling shareholders and other non-current receivables.